SUMMARY PROSPECTUS
PAOPX
April 29, 2014

T. Rowe Price Credit Opportunities Fund—Advisor Class
A fund seeking capital appreciation and income through investments in a variety of credit instruments. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated April 29, 2014, and Statement of Additional Information, dated April 29, 2014.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks a combination of long-term capital appreciation and high income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.62%[a]

Total annual fund operating expenses	1.51%

Fee waiver/expense reimbursement	(0.51)%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.00%[b]

a Other expenses are estimated for the current fiscal year.

b T. Rowe Price Associates, Inc. has agreed (through September 30, 2016) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.00%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the class’ expense ratio is below 1.00%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.00% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$102	$351

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover

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rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks, and Performance

Principal Investment Strategies Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments. The fund defines credit instruments broadly to include any debt instrument or instrument with debt-like characteristics. The fund’s investments in credit instruments typically include corporate and sovereign bonds, bank loans, convertible securities and preferred stocks, and securitized instruments, which are vehicles backed by pools of assets such as mortgages, loans, or other receivables.

The fund may invest without limit in bonds that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a credit rating agency (commonly referred to as “high yield” bonds or “junk” bonds), as well as bank loans and other instruments that are rated below investment-grade or are not rated by a credit rating agency. Such investments should be considered speculative and may include distressed and defaulted securities. The fund may invest in bonds and other instruments of any maturity and does not attempt to maintain any particular weighted average maturity or duration.

High yield bonds tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers often include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower, and may or may not be secured by collateral. The fund may acquire bank loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. The fund may invest up to 50% of its net assets in bank loans.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including emerging markets issuers, and up to 50% of the fund’s net assets may be invested in

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non-U.S. dollar-denominated holdings. The fund may invest up to 20% of its net assets in securitized instruments, which may include residential and commercial mortgage-backed securities, collateralized loan obligations, asset-backed securities, and other instruments backed by pools of assets. The fund may also invest up to 10% of its net assets in equity securities, including common and preferred stocks, and securities that are convertible into common stocks or other equity securities.

In addition, the fund may use credit default swaps and options in keeping with the fund’s objectives. Credit default swaps and options would primarily be used to gain exposure to a particular issuer or security, although credit default swaps may also be used to protect the fund against an expected credit event.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to reduce its exposure to certain securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Fixed income market risk Economic and other market developments can adversely affect fixed-income securities markets in the United States and abroad. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Bank loan risk To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

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Impairment of collateral risk This is the risk that the value of collateral securing a floating rate loan could decline, be insufficient to satisfy the loan obligation, or be difficult to liquidate. The fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

Credit risk This is the risk that a loan borrower or issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, inability to meet a financial obligation, or the downgrade of a fund holding. The fund’s overall credit risk is increased to the extent it invests in loans not secured by collateral or if it purchases a participation interest in a loan.

Because a significant portion of the fund’s investments may be rated below investment-grade, the fund is exposed to greater volatility than if it invested mainly in investment-grade bonds and loans. High yield bond and loan issuers are usually not as strong financially and therefore more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative. The overall credit quality of securitized instruments depends primarily on the quality of the pools’ underlying loans or other assets.

Any investments in distressed or defaulted securities subject the fund to even greater credit risk than investments in other below investment-grade bonds. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may be considered illiquid. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and result in only partial recovery of cash payments or no recovery at all. In addition, recovery could involve an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The fund’s bank loan investments typically have interest rates that reset periodically. The impact of interest rate changes on bank loans and other floating rate investments is typically mitigated by the periodic interest rate reset of the investments. While investments with longer maturities typically offer higher yields, they tend to be more volatile and sensitive to changes in interest rates than investments with shorter maturities. In a declining interest rate environment, prepayments of loans may increase, which could cause the fund to reinvest the prepayment proceeds at lower yields.

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Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, or other assets that underlie securitized instruments, or any debt security with an embedded call option, may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt securities more volatile.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as significant trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price. Floating rate loans may not have an active trading market and often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

Convertible securities and preferred stock risk Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising prices and falling prices. The value of a stock may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry. Investments in convertible securities and preferred stocks, subject the fund to market risk, credit and interest rate risk, and other risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Foreign investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

Emerging markets risk The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments,

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restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

Currency risk Because the fund may invest in securities issued in foreign currencies, the fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Derivatives risk To the extent the fund uses credit default swaps and options, it is exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, and may not properly correlate to the underlying securities or index. In addition, derivative instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. Credit default swaps involve the risk that the creditworthiness of an issuer or likelihood of a credit event will not be accurately predicted, which could significantly harm the fund’s performance. Options expose the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund. However, the losses associated with the purchase of a call option are limited to the premium paid up front for the option.

Performance Because the fund commenced operations in 2014, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information may be obtained through troweprice.com or by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Paul A. Karpers	Chairman of Investment Advisory Committee	2014	1994

Purchase and Sale of Fund Shares

Generally, the fund’s minimum initial investment requirement is $2,500 and the fund’s minimum subsequent investment requirement is $100. However, your financial intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.

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Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E205-045 4/29/14